Share-based compensation	6 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Share-based compensation

16. Share-based compensation

On October 20,2025, the company granted a total of 1,000,000 restricted shares of Class A shares to external consultants as compensation for their consulting services. 100% of these restricted shares of Class A shares vested immediately upon the Grant Date.

The estimated fair value of restricted shares of Class A shares granted were based on the closing price of the Company’s ordinary shares on the grant date. This restriction did not affect the timing of expense recognition as the awards were fully vested at the time of grant.

A summary of activities of the restricted shares for the six months ended December 31, 2025 is as follow:

	Number of nonvested restricted shares	Weighted average FV per ordinary share on the grant date ($US)
Unvested as of July 1, 2024
Granted	-	-
Vested	-	-
Unvested as of June 30, 2025	-	-
Granted	40,000	12.875
Vested	(40,000)	12.875
Unvested as of December 31, 2025	-	-

*	After giving effect to the reverse stock split effected on March 16, 2026.

Share-based compensation expenses of $42,740 was recognized for the restricted shares for the six months ended December 31, 2025. As of December 31, 2025, unrecognized share based compensation expense related to the restricted shares amounted to $472,260 based on grant date fair value. Due to foreign currency translation differences the amount presented as other non current assets is $471,113. This amount will be amortized over the service period and recognized in profit or loss.

The allocation of total share-based compensation expenses is set forth as follows:

	For the six months ended December 31,
	2025	2024
	US$	US$
General and administrative expenses	42,740	-
Total	42,740	-